UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 4, 2025
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Today, March 4, 2025, Yum! Brands, Inc. (the “Company”) is hosting Taco Bell Consumer Day, during which the Company will present an overview of the long-term strategic vision and outlook for its Taco Bell Division, as well as an update on recent performance. The Company’s Taco Bell Division also issued a press release on March 4, 2025, regarding certain information to be discussed at the Consumer Day, including its business growth plan, ambitions for innovation, and how it aims to redefine its global brand experience. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference, and the presentation is available on the Yum! Investor Relations website at https://investors.yum.com/news-events/events-and-presentations/.

In connection with Taco Bell Consumer Day, the Company announced certain targets for its Taco Bell Division. These targets include projected U.S. same-store sales growth of 8% for the quarter ended March 31, 2025, as well as company restaurant margins of 24-25% and 100 net-new international units, both for the full year 2025. The Company also announced certain Taco Bell Division targets for the year 2030, including annual unit volumes (AUVs) of $3.0 million in the U.S., company restaurant margins of 25-26% and 3,000 international stores.

The information in this Item 7.01, including at Exhibit 99.1 furnished under item 9.01, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01, including that in Exhibit 99.1 furnished under Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the future earnings and performance of Yum! Brands, Taco Bell or any of their businesses or restaurants. These statements are based on and reflect our current expectations as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither predictions nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause our actual results to differ materially from those indicated by those statements. There can be no assurance that our expectations will prove to be correct. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: the success and financial stability of our concepts' franchisees; the success of our development strategy; our global operations and related exposure to geopolitical instability; and our ability to successfully and securely implement technology initiatives. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. The forward-looking statements included in this Current Report on Form 8-K are only made as of the date of this report and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. Additional information concerning risks and uncertainties that could cause actual results to differ materially from those indicated by forward-looking statements is contained in our filings with the Securities and Exchange Commission, including the information set forth under the captions “Risk Factors” and “Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K.

Section 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press release issued March 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	March 4, 2025	/s/ David Russell
Sr. Vice President, Finance and
Corporate Controller
(Principal Accounting Officer)